EXHIBIT 10.1








                            DESA HOLDINGS CORPORATION







                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                           Dated as of October 9, 1998




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                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

         THIS AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Agreement") is entered into as of October 9, 1998, by and among Desa Holdings Corporation, a Delaware corporation (the "Company"), those persons identified as the JWC Holders on the signature pages hereof (the "JWC Holders"), those persons identified as the Management Holders on the signature pages hereof (the "Management Holders") and those persons identified as the Other Holders on the signature pages hereof (the "Other Holders").

                                    RECITALS

         A. The Company has heretofore issued certain shares of Common Stock (as hereinafter defined) and certain warrants and options to acquire from the Company shares of Common Stock.

         B. All of the Stockholders desire to enter into this Agreement for the purpose of regulating certain aspects of the Stockholders' relationships with one another and with the Company.

         C. This Agreement amends in part and restates in its entirety the Stockholders Agreement dated as of November 26, 1997 among the Company, the JWC Holders named therein, the Management Holders named therein and the Other Holders named therein.

                                    AGREEMENT

         In  consideration  of the foregoing  recitals and the mutual  promises,
representations,   warranties,  covenants  and  conditions  set  forth  in  this
Agreement, the parties to this Agreement mutually agree as follows:

                                    ARTICLE 1

                                   Definitions

         1.1 Definitions. For the purposes of this Agreement, the following terms shall be defined as follows:

         The "1933 Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute thereto, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect from time to time.

         The "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute thereto, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect from time to time.


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         This  "Agreement"  shall mean this  Amended and  Restated  Stockholders
Agreement, dated as of October 9, 1998, together with all schedules and exhibits hereto, all as from time to time in effect.

         An "Affiliate" of a specified Person (a) shall mean (i) a Person who, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such specified Person, (ii) a director or executive officer of such specified Person, (iii) a general partner of such specified Person if such specified Person is a partnership, and (iv) a manager of such specified Person if such specified Person is a limited liability company, and, (b) when used with respect to the Company or any Subsidiary of the Company, shall include any holder of capital stock or any officer or director of the Company or any Subsidiary of the Company.

         "Business Day" shall mean any day, other than a Saturday, Sunday or legal holiday, on which banks in both New York, New York and Boston, Massachusetts are permitted to be open for business.

         "Common Stock" shall mean shares of Voting Common Stock or Nonvoting Common Stock.

         "Common Stock Equivalents" shall mean, as of any date, (a) all shares of Common Stock outstanding as of such date and (b) all shares of Common Stock that may be acquired as of such date pursuant to Vested Options.

         The  "Company"  shall  mean  Desa  Holdings  Corporation,   a  Delaware
corporation, and its successors and assigns.

         "Company  Notice  Period"  shall have the  meaning set forth in Section
2.4.

         "Company Securities" shall have the meaning set forth in Section 4.17.

         "Demand Registration" shall have the meaning set forth in Section 3.2.

         "Dragalong Group" shall have the meaning set forth in Section 2.3.

         "Election Period" shall have the meaning set forth in Section 4.17.

         "Equity Partners Agreement" shall have the meaning set forth in Section 4.8.

         "First Refusal Offer" shall have the meaning set forth in Section 2.4.

         "First  Refusal  Offer  Notice"  shall  have the  meaning  set forth in
Section 2.4.

         "HMTF Attendee" shall have the meaning set forth in Section 2.5.
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         "HMTF  Holders"  shall mean HMTF Inc.  and those other  persons who are identified as HMTF Holders on the signature pages hereto and (a) shall also include (i) any other Person not at the time a party hereto (other than any director, officer or employee of the Company or any of its Subsidiaries) who, after the date hereof, (A) acquires from the Company or any of its Subsidiaries any shares of Common Stock or options, warrants, securities and other rights to acquire from the Company, by exercise, conversion, exchange or otherwise, shares of Common Stock or securities convertible into Common Stock and, (B) with the written consent of the Company, the JWC Representative and the Stockholder Group comprised of the HMTF Holders, hereafter becomes a party to this Agreement as an HMTF Holder, (ii) any Permitted Transferee of the HMTF Holders (except as otherwise provided in clause (b) of this definition) unless immediately prior to such Transfer such transferee was already a Management Holder, a JWC Holder or an Other Holder (other than an HMTF Holder) and (iii) any Permitted Transferee in a Permitted Transfer permitted under clause (e)(iii) or (j) or (k) of the definition of "Permitted Transfer" herein if, immediately prior to any such Transfer, such transferee was already a HMTF Holder, but (b) shall not include any Permitted Transferee of the HMTF Holders in a Permitted Transfer permitted under clause (e)(iii) of the definition of "Permitted Transfer" herein if, immediately prior to such Transfer, such Permitted Transferee was not already an HMTF Holder.

         "HMTF Inc." shall mean Hicks, Muse, Tate & Furst Incorporated, a Delaware corporation.

         "Holder" shall have the meaning set forth in Section 3.1.

         "Initiating  Stockholder"  shall have the  meaning set forth in Section
2.2.

         "JWC Equity Funding" shall mean JWC Equity Funding, Inc., a Delaware corporation.

         "JWC Equity Partners" shall mean J.W. Childs Equity Partners, L.P., a Delaware limited partnership.

         "JWC  Equity  Partners  Agreement"  shall have the meaning set forth in
Section 4.8(b).

         "JWC Holders" shall have the meaning set forth in the preamble preceding the recitals to this Agreement and

         (a)      shall also include:

                  (i) any other Person not at the time a party hereto (other than (A) any director, officer or employee of the Company or any of its Subsidiaries who is not also associated with JWC Equity Partners or (B) any officer, employee or consultant of JWC Inc.) who, after the date hereof, (I) acquires from the Company or any of its Subsidiaries any shares of Common Stock or options, warrants, securities and other rights to

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                           acquire  from the Company,  by exercise,  conversion,
                           exchange or otherwise, shares of Common Stock or securities convertible into Common Stock and, (II) with the written consent of the Company, the JWC Representative, the Stockholder Group comprised of the UBS Holders and the Stockholder Group comprised of the PPM/ReliaStar Holders, hereafter becomes a party to this Agreement as a JWC Holder,

                   (ii) any other Person not at the time a party hereto who is an officer, employee or consultant of JWC Inc. who, after the date hereof, acquires from the Company or any of its Subsidiaries any shares of Common Stock or options, warrants, securities and other rights to acquire from the Company, by exercise, conversion, exchange or otherwise, shares of Common Stock or securities convertible into Common Stock,

                  (iii) any Permitted Transferee of the JWC Holders (except as otherwise provided in clause (b) of this definition) unless immediately prior to such Transfer such transferee was already a Management Holder or an Other Holder, and

                  (iv) any Permitted Transferee in a Permitted Transfer permitted under clause (e)(iii) or (j) or (k) of the definition of "Permitted Transfer" herein if, immediately prior to any such Transfer, such transferee was already a JWC Holder, but

         (b) shall not include any Permitted Transferee of the JWC Holders in a Permitted Transfer permitted under clause (e)(iii) or (j) or (k) of the definition of "Permitted Transfer" herein if, immediately prior to such Transfer, such Permitted Transferee was not already a JWC Holder.

         "JWC/UBS  Holders  Notice  Period"  shall have the meaning set forth in
Section 2.4.

         "JWC Inc." shall mean J.W. Childs Associates, Inc., a Delaware corporation.

         "JWC L.P." shall mean J.W. Childs Associates, L.P., a Delaware limited partnership.

         "JWC Representative" shall have the meaning set forth in Section 4.8.

         "Junior Security" shall have the meaning set forth in Section 4.17(c).

         "Management Agreement" shall mean that Management Agreement dated as of November 26, 1997 among the Company, the Operating Company and JWC L.P.

         "Management Holders" shall have the meaning set forth in the preamble preceding the recitals to this Agreement and (a) shall also include (i) any director, officer or employee of the

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Company or any of its Subsidiaries (other than any director, officer or employee of the Company or any of its Subsidiaries who is also associated with JWC Equity Partners or any of its Affiliates or UBS Capital or any of its Affiliates) who, after the date hereof, (A) acquires from the Company or any of its Subsidiaries any shares of Common Stock or options, warrants, securities and other rights to acquire from the Company, by exercise, conversion, exchange or otherwise, shares of Common Stock or securities convertible into Common Stock and, (B) with the written consent of the Company and the JWC Representative, hereafter becomes a party to this Agreement as a Management Holder,, (ii) any Permitted Transferee of the Management Holders (except as otherwise provided in clause (b) of this definition) unless immediately prior to such Transfer such transferee was already a JWC Holder or an Other Holder, and (iii) any Permitted Transferees in a Permitted Transfer permitted under clause (e)(iii) or (j) or (k) of the definition of "Permitted Transfer" herein if, immediately prior to any such Transfer, such transferee was already a Management Holder, but (b) shall not include (i) any Permitted Transferee of the HMTF Holders in a Permitted Transfer permitted under clause (e)(iii) of the definition of "Permitted Transfer" herein if, immediately prior to such Transfer, such Permitted Transferee was not already a Management Holder

         "Nonvoting Common Stock" shall mean shares of Nonvoting Common Stock, par value $.01 per share, of the Company.

         "Offered Securities" shall have the meaning set forth in Section 2.4.

         "Operating Company" shall mean Desa International, Inc., a Delaware corporation, in its capacity as a Subsidiary of the Company.

         "Other Holders" shall have the meaning set forth in the preamble preceding the recitals to this Agreement and (a) shall also include (i) the UBS Holders, (ii) the HMTF Holders, (iii) the PPM/ReliaStar Holders, (iv) the Warrant Holders, (v) any other Person not at the time a party hereto (other than any director, officer or employee of the Company or any of its Subsidiaries) who, after the date hereof, (A) acquires from the Company or any of its Subsidiaries any shares of Common Stock or options, warrants, securities and other rights to acquire from the Company, by exercise, conversion, exchange or otherwise, shares of Common Stock or securities convertible into Common Stock and, (B) with the written consent of the Company and the JWC Representative, hereafter becomes a party to this Agreement as an Other Holder, (vi) any Permitted Transferee of the Other Holders (except as otherwise provided in clause (b) of this definition) unless immediately prior to such Transfer such transferee was already a Management Holder or a JWC Holder, and (vii) any Permitted Transferee in a Permitted Transfer permitted under clause (e)(iii) or
(j) or (k) of the definition of "Permitted Transfer" herein if, immediately prior to any such Transfer, such transferee was not already a Management Holder or a JWC Holder but (b) shall not include any Permitted Transferee of the Other Holders in a Permitted Transfer permitted under clause (e)(iii) of the definition of "Permitted Transfer" herein if, immediately prior to such Transfer, such Permitted Transferee was already a Management Holder or a JWC Holder.

         "Participating  Offerees"  shall have the  meaning set forth in Section
2.2.

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                                       -6-

         "Participation Notice" shall have the meaning set forth in Section 2.2.

         "Participation Securities" shall have the meaning set forth in Section 2.2.

         "Permitted Transfer" shall mean:

         (a) a Transfer of any Subject Securities between any JWC Holder or Other Holder or Management Holder who is a natural person and such Stockholder's spouse, children, parents or siblings (whether natural, step or by adoption) or to a trust solely for the benefit of one or more of any of such Persons, provided that with respect to any such Transfer, the Stockholder retains, as trustee or by some other means, the sole authority to vote such Subject Securities (including any Common Stock that may be acquired pursuant to any Vested Options);

         (b) a Transfer of Subject Securities by a JWC Holder to JWC Inc. or to the officers, employees or consultants of JWC Inc. or to a corporation or corporations or to a partnership or partnerships (or other entity for collective investment, such as a limited liability company or a fund) which is (and continues to be) controlled by, controlling or under common control with JWC Inc.;

         (c) a Transfer of Subject Securities (i) between or among the Management Holders, (ii) between or among the JWC Holders,
                  (iii) between or among the UBS Holders, (iv) between or among the HMTF Holders or (v) between or among the PPM/ReliaStar Holders;

         (d) a Transfer of Subject Securities between any Stockholder who is a natural person and such Stockholder's estate, executors, legal representative, guardian or conservator, or the Transfer of Subject Securities between the estate of any Stockholder and such Stockholder's spouse, children, parents or siblings (whether natural, step or by adoption) or to a trust solely for the benefit of one or more of any of such Persons;

         (e) (i) a bona fide pledge of Subject Securities by a JWC Holder or a UBS Holder or an HMTF Holder to a bank or financial institution or (ii) any pledge of Subject Securities by a Management Holder (A) existing at November 26, 1997 or (B) to the Company or any of its Subsidiaries or (iii) a Transfer by a pledgee upon any bona fide foreclosure on any pledge permitted under clause (e)(i) or (ii) of this definition;

         (f) a Transfer of Subject Securities between any Other Holder or any JWC Holder and any Affiliate of such holder, provided that such Affiliate (i) shall remain at all times an Affiliate of such Stockholder and (ii) is an Accredited Investor at the time of such transfer;

         (g) a Transfer of Subject Securities between any Other Holder or any JWC Holder and any shareholder, member, officer, director or direct or indirect general or
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                                       -7-

                  limited partner (or officer or director of such general or limited partner) of such holder;

         (h) a Transfer of Subject Securities by a HMTF Holder to HMTF Inc. or to the officers or employees of HMTF Inc. or to a corporation or corporations or to a partnership or partnerships (or other entity for collective investment, such as a limited liability company or a fund) which is (and continues to be) controlled by, controlling or under common control with HMTF Inc.;

         (i) a Transfer of Subject Securities by a UBS Holder to UBS Capital or to the officers, employees or consultants of UBS Capital or to a corporation or corporations or to a partnership or partnerships (or other entity for collective investment, such as a limited liability company or a fund) which is (and continues to be) controlled by, controlling or under common control with UBS Capital;

         (j) a Transfer of "Warrants" or "Warrant Shares" (each as defined in the Tagalong/Dragalong Agreement) by a JWC Holder or a UBS Holder pursuant to the terms of Article II of the Tagalong/Dragalong Agreement; and

         (k) a Transfer by a JWC Holder or a UBS Holder of any of those 576,287.8200 shares of Voting Common Stock (with such number of shares to be adjusted from time to time to reflect any split or combination of shares of Common Stock) issued by the Company to JWC Equity Funding on November 26, 1997.

No Permitted Transfer shall be effective unless and until the transferee of the Subject Securities so transferred executes and delivers to the Company an executed counterpart of this Agreement in accordance with Section 4.12 hereof.

         "Permitted Transferee" shall mean any Person who shall have acquired and who shall hold any Subject Securities pursuant to a Permitted Transfer.

         "Person"  means  an  individual,   corporation,   partnership,  limited
liability company, trust, unincorporated association, government or any agency or political subdivision thereof, or other entity.

         "PPM/ReliaStar Holders" shall mean those persons who are identified as PPM/ReliaStar Holders on the signature pages hereto and shall also include (a) any other Person not at the time a party hereto (other than any director, officer or employee of the Company or any of its Subsidiaries) who, after the date hereof, (A) acquires from the Company or any of its Subsidiaries any shares of Common Stock or options, warrants, securities and other rights to acquire from the Company, by exercise, conversion, exchange or otherwise, shares of Common Stock or securities convertible into Common Stock and, (B) with the written consent of the Company, the JWC Representative and the Stockholder Group comprised of the PPM/ReliaStar Holders, hereafter becomes a party to this Agreement as a PPM/ReliaStar Holder, (b) any Permitted Transferee of the PPM/ReliaStar Holders unless

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                                       -8-

immediately prior to such Transfer such transferee was already a Management Holder, a JWC Holder or an Other Holder (other than a PPM/ReliaStar Holder) and
(c) any Permitted  Transferee  in a Permitted  Transfer  permitted  under clause
(e)(iii) or (j) or (k) of the  definition  of  "Permitted  Transfer"  herein if, immediately prior to any such Transfer, such transferee was already a PPM/ReliaStar Holder.

         "PPM/ReliaStar Preferred Holder" shall have the meaning set forth in
Section 4.17(a).

         "Preemptive Rights Notice" shall have the meaning set forth in Section 4.17.

         "Preemptive Stockholder" shall mean any of the Stockholders identified on Exhibit B hereto and any Permitted Transferee of such Stockholders who hereafter becomes a party to this Agreement pursuant to Section 4.12 hereof.

         "Preferred Securities" shall mean the Series C Preferred Stock or any of the 12% Junior Subordinated Notes due December 31, 2009 of the Company that may be issued by the Company in exchange for the Series C Preferred Stock pursuant to the terms of the Series C Preferred Stock.

         "Preferred Stock" shall mean shares of any class or series of preferred stock of the Company, whether now authorized and existing or hereafter authorized and existing.

         "Public Float Date" shall mean the date on which (a) shares of Common Stock shall have been sold pursuant to one or more Public Offerings in which the aggregate proceeds (before deducting underwriter discounts and commissions) to the Company and the selling stockholders, if any, of such shares equal or exceed $50 million or (b) the Company shall have merged into or consolidated or entered into another business combination transaction with a Person in which the Company is not the surviving person, and the surviving person (the "Successor") from such merger, consolidation or other transaction shall (i) have a class of common stock (or similar equity securities of a limited liability company or partnership) that is registered under Section 12 of the 1934 Act, (ii) have sold shares of such common stock (or similar equity securities) pursuant to one or more public offerings and, (iii) as of the close of business on the date such merger, consolidation or other business combination transaction becomes effective, the aggregate fair market value of all of the issued and outstanding shares of such common stock (or similar equity securities) of the Successor, excluding all such shares that are received in such merger, consolidation or other transaction by any Person who was a beneficial owner of shares of Common Stock immediately prior to the consummation of such merger, consolidation or other transaction, shall be at least $50 million. For purposes of this definition, "fair market value" of such common stock (or similar equity securities) of the Successor, on any date specified herein, shall mean (A) the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case (I) as reported on the New York Stock Exchange Composite Tape, or (II) if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or (III) if not then listed or admitted to trading on any

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                                       -9-

national securities exchange, on the NASDAQ National Market System; or (B) if such security is not quoted on such National Market System, (I) the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ, or (II) if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors of the Successor or a committee thereof.

         A "Public Offering" shall mean (a) the completion of a sale of shares of Common Stock pursuant to a registration statement which has become effective under the 1933 Act, excluding registration statements on Form S-4 or Form S-8 or similar limited purpose forms or or (b) the merger or consolidation of the Company with, or other business combination transaction involving the Company with, a Person in which the Company is not the surviving person, where the surviving person from such merger, consolidation or other transaction shall have a class of common stock (or similar equity securities of a limited liability company or partnership) that is registered under Section 12 of the 1934 Act.

         "Registrable Securities" shall mean, as of any date, with respect to any Stockholder, (a) all shares of Common Stock held by such Stockholder as of such date and (b) all shares of Common Stock that may be acquired as of such date by such Stockholder upon exercise of Vested Options; provided that, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement (other than a registration statement on Form S-8) with respect to the sale or exchange of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of in accordance with such registration statement, (ii) a registration statement on Form S-8 with respect to such securities shall have become effective under the 1933 Act, (iii) such securities shall have been sold or acquired under a Rule 144 Transaction, or (iv) such securities have ceased to be outstanding.

         "Rule 144 Transaction" means a transfer of Common Stock (a) complying with Rule 144 under the 1933 Act as such rule or a successor thereto is in effect on the date of such transfer (but not including a sale other than pursuant to a "brokers transaction" as defined in clauses (i) and (ii) of paragraph (g) of Rule 144 as in effect on the date hereof) and (b) occurring at a time when the Common Stock is registered pursuant to Section 12 of the 1934 Act.

         "Sale Request" shall have the meaning set forth in Section 2.3.

         "Schedule of Stockholders" shall refer to the Schedule of Stockholders attached hereto as Exhibit A as from time to time amended pursuant to Section 4.2.

         "Series C Preferred Stock" shall mean the Company's Series C 12% Senior Redeemable Exchangeable Pay-in-Kind Preferred Stock, par value $.01 per share.

         "Stockholder" shall mean any party hereto other than the Company, including any Person who hereafter becomes a party to this Agreement pursuant to
Section 4.12 hereof.

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                                      -10-

         "Stockholder Group" shall mean any of (a) the Other Holders (including the HMTF Holders, the UBS Holders, the PPM/ReliaStar Holders and the Warrant Holders) taken as a group, (b) the JWC Holders taken as a group, (c) the Management Holders taken as a group, (d) the HMTF Holders taken as a group, (e) the UBS Holders taken as a group, (f) the PPM/ReliaStar Holders taken as a group, and (g) the Warrant Holders taken as a group. The Company and its Subsidiaries shall not in any case be deemed to be a member of any Stockholder Group (whether or not the Company or any of its Subsidiaries holds or repurchases any Common Stock Equivalents). Where provisions of this Agreement contemplate that actions be taken or notices be given by a Stockholder Group, actions taken or notices given by the holders of a majority of the Common Stock Equivalents held in the aggregate by a Stockholder Group shall be deemed to be actions taken or notices given by such Stockholder Group, and the other parties hereto are and will be entitled to rely on any action so taken or any notice so given by such majority holders of a Stockholder Group.

         "Subject Securities" shall mean any Common Stock or Vested Options or other options, warrants, securities and other rights to acquire from the Company, by exercise, conversion, exchange or otherwise, shares of Common Stock or securities convertible into Common Stock, whether now or hereafter held by any Stockholder.

         "Subsidiary" with respect to any Person (the "parent") shall mean any Person of which such parent, at the time in respect of which such term is used,
(a) owns directly or indirectly more than fifty percent (50%) of the equity or beneficial interest, on a consolidated basis, or (b) owns directly or controls with power to vote, indirectly through one or more Subsidiaries, shares of capital stock or beneficial interest having the power to cast at least a majority of the votes entitled to be cast for the election of directors, trustees, managers or other officials having powers analogous to those of directors of a corporation. Unless otherwise specifically indicated, when used herein the term Subsidiary shall refer to a direct or indirect Subsidiary of the Company.

         "Tagalong/Dragalong   Agreement"  shall  mean  the   Tagalong/Dragalong
Agreement dated as of November 26, 1997 among JWC Equity Funding, Inc. and UBS Capital.

         "Third Party" means any Person other than the Company.

         "Third Party Offer" shall have the meaning set forth in Section 2.4.

         "Third Party Offeror" shall have the meaning set forth in Section 2.4.

         "Transfer" shall mean to transfer, sell, assign, pledge, hypothecate, give, grant or create a security interest in or lien on, place in trust (voting or otherwise), assign an interest in or in any other way encumber or dispose of, directly or indirectly and whether or not by operation of law or for value, any of the Subject Securities.

         "UBS Attendee" shall have the meaning set forth in Section 2.5.

         "UBS Capital" shall mean UBS Capital LLC, a Delaware limited liability company.

         "UBS Holders" shall mean UBS Capital and (a) shall also include (i) any other Person not at the time a party hereto (other than any director, officer or employee of the Company or any of its Subsidiaries who is not also associated with UBS Capital or any of its Affiliates) ) who, after the date hereof, (A) acquires from the Company or any of its Subsidiaries any shares of Common Stock or options, warrants, securities and other rights to acquire from the Company, by exercise, conversion, exchange or otherwise, shares of Common Stock or securities convertible into Common Stock and, (B) with the written consent of the Company, the JWC Representative and the Stockholder Group comprised of the UBS Holders, hereafter becomes a party to this Agreement as a UBS Holder, (ii) any Permitted Transferee of the UBS Holders (except as otherwise provided in clause (b) of this definition) unless immediately prior to such Transfer such transferee was already a Management Holder, a JWC Holder or an Other Holder (other than a UBS Holder) and (iii) any Permitted Transferee in a Permitted Transfer permitted under clause (e)(iii) or (j) or (k) of the definition of "Permitted Transfer" herein if, immediately prior to any such Transfer, such transferee was already a UBS Holder, but (b) shall not include any Permitted Transferee of the UBS Holders in a Permitted Transfer permitted under clause
(e)(iii) or (j) or (k) of the definition of "Permitted Transfer" herein if, immediately prior to such Transfer, such Permitted Transferee was not already a UBS Holder.

         "Vested Options" shall mean, as of any date, options, warrants, securities and other rights to acquire from the Company, by exercise, conversion, exchange or otherwise, shares of Common Stock or securities convertible into Common Stock, but only to the extent that such options, warrants, securities and other rights are both, as of such date, (a) vested under the terms thereof or under any plan, agreement or instrument pursuant to which such options, warrants, securities and other rights were issued, and (b) so exchangeable, exercisable or convertible.

         "Voting Common Stock" shall mean shares of Common Stock, par value $.01 per share, of the Company.

         "Warrant Holders" shall mean any Permitted Transferees in a Permitted Transfer permitted under clause (j) or (k) of the definition of "Permitted Transfer" herein if, immediately prior to any such Transfer, such transferee was not already a Management Holder, a JWC Holder or an Other Holder, and shall also include (a) any other Person not at the time a party hereto (other than any director, officer or employee of the Company or any of its Subsidiaries) who, after the date hereof, (A) acquires from the Company or any of its Subsidiaries any shares of Common Stock or options, warrants, securities and other rights to acquire from the Company, by exercise, conversion, exchange or otherwise, shares of Common Stock or securities convertible into Common Stock and, (B) with the written consent of the Company, the JWC Representative and the Stockholder Group comprised of the Warrant Holders, hereafter becomes a party to this Agreement as a Warrant Holder, (b) any Permitted Transferee of the Warrant Holders, unless immediately prior to such Transfer such transferee was a Management Holder, a JWC Holder or an Other Holder (other than a Warrant Holder) and (c) any Permitted Transferee in a Permitted Transfer permitted under clause (e)(iii) or
(j) or (k) of the definition of "Permitted Transfer" herein if, immediately prior to any such Transfer, such transferee was already a Warrant Holder.

                                    ARTICLE 2

                           Transferability and Voting

         2.1  Restrictions on Transfers

                  (a) Without the written consent of the holders of a majority of the Common Stock Equivalents at the time held by the JWC Holders, no Management Stockholder shall Transfer all or any part of the Subject Securities at the time held by such Management Stockholder to any Person other than in accordance with the provisions of Section 2.3 or in accordance with and as a Participating Offeree (as defined in Section 2.2 hereof) under the provisions of
Section 2.2 hereof. Without the written consent of the holders of a majority of the Common Stock Equivalents at the time held by the JWC Holders, no Other Holder shall Transfer all or any part of the Subject Securities at the time held by such Other Holder to any Person other than in accordance with the provisions of Section 2.3 or 2.4 hereof or in accordance with and as a Participating Offeree under the provisions of Section 2.2 hereof. Without the written consent of the holders of a majority of the Common Stock Equivalents at the time held by the Other Holders, no JWC Holder shall Transfer all or any part of the Subject Securities at the time held by such JWC Holder to any Person other than in accordance with the provisions of Section 2.3 hereof or in accordance with and as an Initiating Stockholder (as defined in Section 2.2 hereof) or a Participating Offeree under the provisions of Section 2.2 hereof.

                  (b) The provisions of this Section 2.1 shall not apply to a Transfer which is (i) a Permitted Transfer, (ii) pursuant to a Public Offering, or (iii) after the Public Float Date, pursuant to a Rule 144 Transaction.

         2.2 Tagalong. No JWC Holder (unless such JWC Holder shall be participating in a Transfer as a Participating Offeree under and in accordance with the provisions of this Section 2.2) shall Transfer any Subject Securities to a Third Party without complying with the terms and conditions set forth in this Section 2.2, as applicable.

                  (a) Any JWC Holder (the "Initiating Stockholder") desiring to Transfer such Subject Securities shall give not less than 15 days prior written notice of such intended Transfer to each other Stockholder ("Participating Offerees") and to the Company. Such notice (the "Participation Notice") shall set forth terms and conditions of such proposed Transfer, including the name of the prospective transferee, the number of Common Stock Equivalents proposed to be transferred (the "Participation Securities") by the Initiating Stockholder, the purchase price per share proposed to be paid therefor and the payment terms and type of Transfer to be effectuated. Within 10 days following the delivery of the Participation Notice by the Initiating Stockholder to each Participating Offeree and to the Company, each Participating Offeree shall, by notice in writing to the Initiating Stockholder and to the Company, have the opportunity and right to sell to the purchasers in such proposed Transfer (upon the same terms and conditions as the Initiating Stockholder) up to that number of Subject Securities representing Common Stock Equivalents at the time held by such Participating Offeree that constitutes the same percentage of the aggregate number of Common

Stock Equivalents owned by such Participating Offeree as of the date of such proposed Transfer as the number of Subject Securities representing Common Stock Equivalents to be sold in such proposed Transfer by the Initiating Stockholder (after giving effect to the provisions of this and the following sentence) constitutes of the aggregate number of Common Stock Equivalents owned as of the date of such proposed Transfer by the Initiating Stockholder. As contemplated by the preceding sentence, the amount of Participation Securities to be sold by an Initiating Stockholder and the amount of Subject Securities to be sold by any Participating Offerees shall be adjusted to the extent necessary to provide for sales by the Initiating Stockholder and Participating Offerees of an aggregate number of Subject Securities (i) which is not greater than the number of Participation Securities originally proposed to be transferred by the Initiating Stockholder and (ii) such that the number of Subject Securities representing Common Stock Equivalents at the time held by each Participating Offeree to be sold in such proposed Transfer constitutes the same percentage of the aggregate number of Common Stock Equivalents owned by such Participating Offeree as of the date of such proposed Transfer as the number of Subject Securities representing Common Stock Equivalents to be sold in such proposed Transfer by the Initiating Stockholder (after giving effect to the provisions of this Section 2.2) constitutes of the aggregate number of Common Stock Equivalents owned as of the date of such proposed Transfer by the Initiating Stockholder.

                  For example: if (i) an Initiating Stockholder gives a Participation Notice with respect to the proposed Transfer of 200 Common Stock Equivalents by the Initiating Stockholder, (ii) the Initiating Stockholder at the time of such proposed Transfer owns 500 Common Stock Equivalents, (iii) Stockholder A elects to participate in such proposed Transfer and at the time thereof owns 200 Common Stock Equivalents, and (iv) Stockholder C elects to participate in such proposed Transfer and at the time thereof owns 100 Common Stock Equivalents, then the aggregate number of Common Stock Equivalents to be sold would remain at 200 Common Stock Equivalents, of which the Initiating Stockholder would be entitled to sell 125 Common Stock Equivalents (25% of the 500 total Common Stock Equivalents owned by the Initiating Stockholder), Stockholder A would be entitled to sell 50 Common Stock Equivalents (25% of the 200 total Common Stock Equivalents owned by Stockholder A) and Stockholder B would be entitled to sell 25 Common Stock Equivalents (25% of the 100 total Common Stock Equivalents owned by Stockholder B).

                  (b) At the closing of any proposed Transfer in respect of which a Participation Notice has been delivered, the Initiating Stockholder, together with all Participating Offerees so electing to sell Subject Securities pursuant to this Section 2.2 shall deliver to the proposed transferee certificates and/or other instruments representing the Subject Securities to be sold, free and clear of all liens and encumbrances, together with stock or other appropriate powers duly endorsed therefor, and shall receive in exchange therefor the consideration to be paid or delivered by the proposed transferee in respect of such Subject Securities as described in the Participation Notice. If the prospective transferee does not purchase any of the Subject Securities of any Participating Offeree required to be included in such proposed Transfer pursuant to this Section 2.2 (otherwise than due to (i) the failure of such Participating Offeree to comply with the provisions of the first sentence of this Section 2.2(b) or (ii) any other fault of such Participating Offeree), then the Initiating Stockholder shall not Transfer any of its Subject Securities in such proposed Transfer.

                  (c) The provisions of this Section 2.2 shall not apply to (i) any Transfer pursuant to a Public Offering or, following the Public Float Date, pursuant to a Rule 144 Transaction or (ii) any Permitted Transfer or (iii) any Transfers pursuant to Section 2.3 or 2.4 hereof.

         2.3  Dragalong.

                  (a) If, at the time a Sale Request (as hereinafter defined) is given, both (i) the JWC Holders hold more Common Stock Equivalents than the UBS Holders and (ii) JWC Holders holding at least a majority of Common Stock Equivalents at the time held by such JWC Holders (the Dragalong Group) determine to sell or exchange (in a sale or exchange of securities of the Company or in a merger, consolidation or other business combination or any similar transaction), in one or a series of bona fide arms-length transactions to an unrelated and unaffiliated Third Party fifty percent (50%) or more of the Subject Securities at the time held by them then, upon 30 days' prior written notice from the Dragalong Group to the other Stockholders, which notice shall include reasonable details of the proposed sale or exchange including the proposed time and place of closing and the consideration to be received by the Stockholders (such notice being referred to as the "Sale Request"), each other Stockholder shall be obligated to, and shall, (i) sell, transfer and deliver, or cause to be sold, transferred and delivered, to such Third Party an equivalent percentage of such Stockholder's Subject Securities in the same transaction at the closing thereof and shall (A) execute and deliver such agreements for the purchase of such Subject Securities and other agreements, instruments and certificates as the members of the Dragalong Group shall execute and deliver in connection with such proposed transaction (provided that no Holder shall be required to make any representations or warranties in connection with such sale or transfer other than representations and warranties as to (x) such Holder's ownership of his or its Subject Securities to be sold or transferred free and clear of all liens, claims, and encumbrances, (y) such Holder's power and authority to effect such transfer without violation of any agreements, instruments or laws, and (z) such matters pertaining to compliance with securities laws as the transferee may reasonably require) and (B) deliver certificates and/or other instruments representing such percentage of such Stockholder's Subject Securities, together with stock or other appropriate powers therefor duly executed, at the closing, free and clear of all claims, liens and encumbrances), and each Stockholder shall receive upon the closing of such transaction the same per share consideration (including terms of payment) to be paid or delivered by the proposed transferee in respect of such Stockholder's Subject Securities as shall be payable to the members of the Dragalong Group in respect of their Subject Securities (including any consideration payable to the members of the Dragalong Group in respect of noncompetition or similar covenants made by them or for consulting services to be rendered by them, but only to the extent that such consideration is unreasonable in amount) and, if any members of the Dragalong Group are given an option as to the form or amount of consideration per share to be received, each Stockholder shall be given the same option, and (ii) if stockholder approval of the transaction is required, vote such Stockholder's Common Stock in favor thereof.

                  (b) The provisions of this Section 2.3 shall not apply to any Transfer (i) pursuant to a Public Offering or (ii) pursuant to a Permitted Transfer.

         2.4 Right of First Refusal. If at any time prior to the Public Float Date, any Other Holder shall receive a bona fide written offer (a "Third Party Offer") from a Third Party (the "Third Party Offeror") to purchase any Subject Securities and such Other Holder desires to accept such Third Party Offer, such Other Holder shall, prior to accepting the Third Party Offer, offer (the "First Refusal Offer") to sell such Subject Securities (the "Offered Securities") in accordance with the procedures, and upon the terms, set forth below.

                  (a)      (i)      The Other Holder shall send a written notice
                                    of the First Refusal Offer (a "First Refusal
                                    Offer  Notice") to the Company,  which First
                                    Refusal Offer Notice shall state that such Other Holder proposes to effect a sale to a Third Party Offeror, the number and class or type of Subject Securities subject to the Third Party Offer and the name and address of the Third Party Offeror, together with a copy of all writings between the Third Party
                                    Offeror and such Other Holder necessary to establish the terms of the Third Party
                                    Offer.

                           (ii) Subject to Section 2.4(b), the right of first refusal may be exercised by the Company by delivery of a written notice to the Other Holder making the First Refusal Offer within 20 days after receipt by the Company of the applicable First Refusal Offer Notice (the "Company Notice Period"), which notice shall state the number of Offered Securities the Company intends to purchase pursuant to this paragraph (ii). If the Company fails to respond to the Other Holder making the First Refusal Offer within the Company Notice Period, the failure shall be deemed a rejection of the First Refusal Offer.

                           (iii) If the Company has not exercised the right of first refusal with respect to all of the Offered Securities pursuant to this Section 2.4, the Other Holder shall send a First Refusal Offer Notice to the JWC Holders, the UBS Holders and the PPM/ReliaStar Holders (other than the Other Holder making the First Refusal Offer) and the Management
                                    Holders  with   respect  to  those   Offered
                                    Securities  as to which the  Company has not
                                    exercised   its  right  of  first   refusal.
                                    Subject  to  Section  2.4(b),  the  right of
                                    first  refusal may be  exercised  by the JWC
                                    Holders,  such UBS Holders and PPM/ReliaStar
                                    Holders and the Management Holders, pro rata
                                    in  accordance  with the  respective  Common
                                    Stock  Equivalents  at the time  held by the
                                    JWC   Holders,    such   UBS   Holders   and
                                    PPM/ReliaStar  Holders  and  the  Management
                                    Holders so exercising their rights under this Section 2.4, by delivery of a written notice to the Other Holder making the First

                                    Refusal  Offer within 20 days after  receipt
                                    by the JWC  Holders,  such UBS  Holders  and
                                    PPM/ReliaStar  Holders  and  the  Management
                                    Holders  of  the  applicable  First  Refusal
                                    Offer Notice (the  "JWC/UBS  Holders  Notice
                                    Period"),   which  notice  shall  state  the
                                    number of Offered Securities each of the JWC
                                    Holders,  such UBS Holders and PPM/ReliaStar
                                    Holders and the Management Holders intend to
                                    purchase  pursuant to this paragraph  (iii).
                                    If the JWC  Holders  or such UBS  Holders or
                                    PPM/ReliaStar   Holders  or  the  Management
                                    Holders, as the case may be, fail to respond
                                    to the Other Holder making the First Refusal
                                    Offer  within  the  JWC/UBS  Holders  Notice
                                    Period,   the  failure  shall  be  deemed  a
                                    rejection of the First  Refusal Offer by the
                                    JWC   Holders   or  such  UBS   Holders   or
                                    PPM/ReliaStar   Holders  or  the  Management
                                    Holders, as the case may be.

                           (iv) The purchase of the Offered Securities by the Company and/or the JWC Holders, such UBS Holders and PPM/ReliaStar Holders and the Management Holders pursuant to this Section
                                    2.4 shall be  effected at the offices of JWC
                                    Equity  Partners  within  30 days  after the
                                    expiration of the Company Notice Period (or,
                                    if the JWC  Holders  or such UBS  Holders or
                                    PPM/ReliaStar   Holders  or  the  Management
                                    Holders are exercising  their right of first
                                    refusal  with  respect to any of the Offered
                                    Securities,   within   30  days   after  the
                                    expiration  of the  JWC/UBS  Holders  Notice
                                    Period) on those terms and conditions of the
                                    Third  Party  Offer.  The price per  Offered
                                    Security  payable by the Company  and/or the
                                    JWC   Holders,    such   UBS   Holders   and
                                    PPM/ReliaStar  Holders  and  the  Management
                                    Holders  shall  be equal  to the  price  per
                                    Offered  Security  set  forth  in the  Third
                                    Party  Offer.  The  purchase  price  for the
                                    Offered Securities  purchased by the Company
                                    and/or the JWC Holders, such UBS Holders and
                                    PPM/ReliaStar  Holders  and  the  Management
                                    Holders  shall be paid by  certified  checks
                                    payable,  or  wire  transfer,  to the  Other
                                    Holder   making  the  First   Refusal  Offer
                                    against   receipt   of  a   certificate   or
                                    certificates    representing   all   Offered
                                    Securities so purchased, properly endorsed for transfer to the Company and/or the JWC Holders, such UBS Holders and PPM/ReliaStar Holders and the Management Holders, as the case may be.

                           (v) Any purchase of the Offered Securities by the Company and/or the JWC Holders, such UBS Holders and PPM/ReliaStar Holders and the Management Holders pursuant to this Section
                                    2.4  shall  be  conditioned  (by  the  Other
                                    Holder making the First Refusal Offer) upon the Company's and/or the JWC Holders', such UBS Holders' and PPM/ReliaStar Holders' and the Management

                                    Holders' exercising in the aggregate the right of first refusal with respect to all the Offered Securities.

                  (b) Notwithstanding anything to the contrary contained herein, if the Company and/or the JWC Holders, such UBS Holders and PPM/ReliaStar Holders and the Management Holders have not exercised the right of first refusal with respect to all of the Offered Securities pursuant to this Section 2.4, then such Other Holder may transfer to the Third Party Offeror on the terms and conditions of the Third Party Offer all but not less than all of the Offered Securities; provided that such sale is consummated within 60 days from the expiration of the JWC/UBS Holders Notice Period; and provided, further, that such Third Party Offeror shall agree in writing in advance with the Company to be bound by and to comply with all applicable provisions of this Agreement to the same extent as if such Third Party Offeror were such Other Holder. If such sale is not consummated within such 60-day period, the restrictions provided for in this Section 2.4 shall again become effective, and no transfer of such Offered Securities may be made thereafter without again offering the same to the Company and/or the JWC Holders, such UBS Holders and PPM/ReliaStar Holders and the Management Holders in accordance with the terms and conditions of this Agreement.

                  (c) The provisions of this Section 2.4 shall not apply to (i) any Transfer pursuant to a Public Offering or, following a Public Offering, pursuant to a Rule 144 Transaction or (ii) any Permitted Transfer or (iii) any Transfers pursuant to Section 2.2 or 2.3 hereof.

         2.5  Corporate Governance.

                  (a) The Company and each of the JWC Holders, the Other Holders and the Management Holders shall take all action (including but not limited to such Stockholder's voting, or executing proxies or written consents with respect to, the Common Stock at the time held by such Stockholder as may be from time to time requested by holders of a majority of the Common Stock Equivalents at the time held by the JWC Holders) so that the Company's Board of Directors shall include such number of members as may be from time to time designated by the holders of a majority of the Common Stock Equivalents at the time held by the JWC Holders (or the JWC Representative). The holders of a majority of the Common Stock Equivalents at the time held by the JWC Holders (or the JWC
Representative) shall also be entitled to require that any member of the Company's Board of Directors so designated pursuant to this Section 2.5 be removed or replaced by another designee of the holders of a majority of the Common Stock Equivalents at the time held by the JWC Holders (or the JWC Representative), in which event the Company and each such Stockholder shall take all action, including but not limited to such Stockholder's voting, or executing written consents with respect to, the Common Stock at the time held by such Stockholder as may be necessary to effect such removal or replacement.

                  (b) Notwithstanding the provisions of Section 2.5(a), the Company and each of the JWC Holders, the Other Holders and the Management Holders shall take all action, including but not limited to such Stockholder's voting, or executing proxies or written consents with respect to, the Common Stock at the time held by such Stockholder as may be from time to time requested by holders of a majority of the Common Stock Equivalents at the time held by the UBS Holders, so that the Company's Board of Directors shall include one (1) member designated by the holders of a majority of the Common Stock Equivalents at the time held by the UBS Holders which one (1) member shall initially be Michael Greene; provided that the number of members of the Company's Board of Director's that the UBS Holders shall be entitled to designate pursuant to this Section 2.5(b) shall be permanently reduced from one
(1) member to zero (0) members at such time as the UBS Holders shall hold less than 770,000 shares of Voting Common Stock (with such number of shares to be adjusted from time to time to reflect any split or combination of shares of Common Stock). The holders of a majority of the Common Stock Equivalents at the time held by the UBS Holders shall also be entitled to require that any member of the Company's Board of Directors so designated pursuant to this Section 2.5(b) be removed or replaced by another designee of the holders of a majority of the Common Stock Equivalents at the time held by the UBS Holders, in which event the Company and each such Stockholder shall take all action, including but not limited to such Stockholder's voting, or executing written consents with respect to, the Common Stock at the time held by such Stockholder as may be necessary to effect such removal or replacement.

                  (c) Notwithstanding the provisions of Section 2.5(a) or 2.5(b), the Stockholders shall vote their shares of Common Stock to elect each of Robert H. Elman and Terry G. Scariot to the Company's Board of Directors until such person is no longer employed by the Company or any of its Subsidiaries.

                  (d) The HMTF Holders shall have the right to have an individual appointed by them (the "HMTF Attendee") in attendance at all regular and special meetings of the Company's Board of Directors to observe, but not to vote on any matters before the Board of Directors at, such meetings; provided, however, that the HMTF Attendee shall recuse himself or herself from any such meeting during the Board of Directors' discussions, deliberations and voting on matters with respect to which the Board of Directors determines, in the good faith exercise of its business judgment, the HMTF Attendee's presence presents a conflict of interest. The HMTF Attendee shall be provided with all information prepared and delivered to board members in general, at the same time and by the same means as such information is provided to members of the board.

         2.6 Restrictions on Other Agreements. Except as provided in Section 4.8 and clause (a) of the definition of "Permitted Transfer" herein, no Stockholder shall grant any proxy or enter into or agree to be bound by any voting trust or voting agreement with respect to any Subject Securities nor shall any Stockholder enter into any stockholders agreements or arrangements of any kind with any Person with respect to any of the Subject Securities on terms which conflict with the provisions of this Agreement (whether or not such agreements and arrangements are with other Stockholders or holders of Common Stock Equivalents that are not parties to this Agreement), including, but not limited to, agreements or arrangements with respect to the acquisition, disposition or voting of Subject Securities inconsistent herewith.

         2.7  Stockholder   Action.   Each  Stockholder  agrees  that,  in  such
Stockholder's capacity as a stockholder of the Company, such Stockholder shall, subject to delivery of the Sale

Request pursuant to Section 2.3 hereof, vote, or grant proxies relating to the Common Stock at the time held by such Stockholder to vote, all of such Stockholder's Common Stock in favor of any sale or exchange of securities of the Company or any merger, consolidation or other business combination or any similar transaction pursuant to Section 2.3 hereof (other than a transaction with an Affiliate) if, and to the extent that, approval of the Company's stockholders is required in order to effect such transaction.

                                    ARTICLE 3

                               Registration Rights

         3.1 General. For purposes of this Article 3: (a) the terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement on Form S-1, S-2 or S-3 in compliance with the 1933 Act and the declaration or ordering of effectiveness of such registration statement; and (b) the term "Holder" means any Stockholder.

         3.2  Demand and Piggyback Registration.

                  (a) Demand Registration of the UBS Holders and PPM/ReliaStar Holders.

                           (i)      Demand Registration of the UBS Holders.

                                            (A)  UBS  Holders'   Demand   Right.
                                    Subject to the  provisions of this Agreement
                                    (including  Sections 3.2(b) and 3.9 hereof),
                                    at any time  after the  Public  Float  Date,
                                    upon the written  request of any UBS Holders
                                    requesting   that  the  Company  effect  the
                                    registration   under   the   1933   Act   of
                                    Registrable Securities,  which request shall
                                    specify in  reasonable  detail the number of
                                    Registrable  Securities to be registered and
                                    the intended method of distribution thereof,
                                    the   Company   shall  use  its   reasonable
                                    commercial  efforts  to  register  under the
                                    1933  Act  (a  "Demand   Registration")  the
                                    Registrable Securities which the Company has
                                    been  requested  to  register  by  such  UBS
                                    Holders,  all to  the  extent  requisite  to
                                    permit the  disposition of such  Registrable
                                    Securities  in  accordance  with the plan of
                                    distribution  set  forth  in the  applicable
                                    registration  statement. In the case of such
                                    Demand  Registration,  such UBS Holders must
                                    request    registration    of    Registrable
                                    Securities  representing  not less than such
                                    number   of   Registrable   Securities   the
                                    expected gross proceeds of which, on the date of the aforementioned written request, would equal at least $5 million unless such registration request is for all remaining Registrable Securities held by such UBS Holders.

                                            (B) Registration Statement Form. Any
                                    Demand Registration under this Section shall
                                    be on Form S-3, if and to the
                                    extent that the  Company is  eligible  under
                                    the 1933 Act to use such form at the time of
                                    the   written   request   for  such   Demand
                                    Registration.

                           (ii)     Demand  Registration  of  the  PPM/ReliaStar
                                    Holders.

                                            (A)  PPM/ReliaStar  Holders'  Demand
                                    Right.  Subject  to the  provisions  of this
                                    Agreement (including Sections 3.2(b) and 3.9
                                    hereof),  at any  time  after  one (1)  year
                                    after  the  Public  Float  Date,   upon  the
                                    written request of any PPM/ReliaStar Holders
                                    requesting   that  the  Company  effect  the
                                    registration   under   the   1933   Act   of
                                    Registrable Securities,  which request shall
                                    specify in  reasonable  detail the number of
                                    Registrable Securities to be registered, the
                                    Company shall use its reasonable  commercial
                                    efforts to effect a Demand  Registration  of
                                    the Registrable Securities which the Company
                                    has  been  requested  to  register  by  such
                                    PPM/ReliaStar  Holders,  all to  the  extent
                                    reasonably    requisite    to   permit   the
                                    disposition of the Registrable Securities in
                                    accordance with an at the market offering of
                                    the Registrable  Securities.  In the case of
                                    such Demand Registration, such PPM/ReliaStar
                                    Holders   must   request   registration   of
                                    Registrable Securities representing not less
                                    than such number of  Registrable  Securities
                                    the expected gross proceeds of which, on the
                                    date of the aforementioned  written request,
                                    would equal at least $5 million  unless such
                                    registration  request  is for all  remaining
                                    Registrable    Securities   held   by   such
                                    PPM/ReliaStar Holders.

                                            (B) Registration Statement Form. Any
                                    Demand Registration under this Section shall be on Form S-3, if and to the extent that the Company is eligible under the 1933 Act to use such form at the time of the written request for such Demand Registration.

                           (iii) Limitations on Demand Registrations. Anything herein to the contrary notwithstanding, the Company shall not be required to effect more than (A) one (1) Demand Registration pursuant to Section
                                    3.2(a)(i)  hereof  or  (B)  one  (1)  Demand
                                    Registration pursuant to Section 3.2(a)(ii) hereof.

                           (iv) Effective Registration Statement. Except as otherwise provided in Section 3.2(a)(vii) hereof, a Demand Registration requested pursuant to this Section 3.2(a) shall not be deemed to have been effected (A) unless a registration statement with respect thereto has become effective, (B) if after it has become effective, such registration is materially interfered with by any stop order, injunction or similar order or requirement of the Commission or other  governmental  agency or court for any
                                    reason  not  attributable  to any UBS Holder
                                    (in  the  case  of  a  Demand   Registration
                                    pursuant to Section 3.2(a)(i) hereof) or any
                                    PPM/ReliaStar  Holder  (in  the  case  of  a
                                    Demand  Registration   pursuant  to  Section
                                    3.2(a)(ii)  hereof)  and has not  thereafter
                                    become  effective,  or (C) if the conditions
                                    to  closing  specified  in the  underwriting
                                    agreement,   if   any,   entered   into   in
                                    connection  with such  registration  are not
                                    satisfied or waived, other than by reason of
                                    a failure  on the part of any UBS Holder (in
                                    the case of a Demand  Registration  pursuant
                                    to   Section   3.2(a)(i)   hereof)   or  any
                                    PPM/ReliaStar  Holder  (in  the  case  of  a
                                    Demand  Registration   pursuant  to  Section
                                    3.2(a)(ii) hereof).

                           (v) Selection of Underwriters. In the case of such a Demand Registration by UBS Holders pursuant to Section 3.2(a)(i)(A) hereof, the selection of any managing and other underwriter(s) shall be made by the Company, with the consent of UBS Capital (which consent shall not be unreasonably withheld).

                           (vi) Certain Requirements in Connection with Registration Rights. In the case of such Demand Registration by UBS Holders pursuant to Section 3.2(a)(i) hereof, if the Holder has determined to enter into one or more underwriting agreements in connection therewith, no Person may participate in such Demand Registration unless such Person agrees to sell his or its securities on the basis provided in the underwriting arrangements and completes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents which are reasonable and customary under the circumstances.

                           (vii) Certain Other Matters. Should a Demand Registration not become effective due to the failure of any of the UBS Holders (in the case of a Demand Registration pursuant to
                                    Section  3.2(a)(i)  hereof)  or  any  of the
                                    PPM/ReliaStar  Holders  (in  the  case  of a
                                    Demand  Registration   pursuant  to  Section
                                    3.2(a)(ii)  hereof)  requesting  such Demand
                                    Registration   to  perform  its  obligations
                                    under this  Agreement  or the  inability  of
                                    such  UBS  Holders  (in the case of a Demand
                                    Registration  pursuant to Section  3.2(a)(i)
                                    hereof)   to   reach   agreement   with  the
                                    underwriters on price or other customary terms for such transaction, or in the event such UBS Holders (in the case of a Demand Registration pursuant to Section 3.2(a)(i) hereof) or such PPM/ReliaStar Holders (in the case of a Demand Registration pursuant to Section 3.2(a)(ii) hereof) withdraw or do not pursue the request for such Demand Registration (in any of the foregoing cases, provided that at such time the Company is in compliance in all material respects with its obligations under this Agreement), then such Demand Registration shall be deemed to have been effected.

                           (viii) Shelf Registration. The Company shall be permitted to satisfy its obligations under this Section 3.2(a) by filing (if and to the extent that the Company is eligible to do so at the time of the written request for any Demand Registration) a "shelf" registration statement on Form S-3 (or any successor form thereto that may be adopted by the SEC) pursuant to Rule 415 under the 1933 Act (or any successor rule thereto that may be adopted by the SEC) (a"Shelf Registration"), or amending a previously filed Shelf Registration by the Company under the 1933 Act, so that such Shelf Registration shall permit the disposition (in accordance with the intended methods of disposition specified for the Registrable Securities to be included in such Demand Registration) of all of the Registrable Securities for which a request for registration has been made under this Section 3.2(a).

                  (b) Piggyback Registration. If at any time the Company determines to register any Public Offering of any of the Common Stock Equivalents for the account of any JWC Holder under the 1933 Act in connection with the public offering of such securities or pursuant to a request for a Demand Registration pursuant to Section 3.2(a) hereof, the Company shall, at each such time, promptly give each Holder written notice of such determination no later than 30 days before its intended filing with the SEC. Upon the written request of any Holder received by the Company within 10 days after the giving of any such notice by the Company, the Company shall use all commercially reasonable efforts to cause to be registered under the 1933 Act all of the Registrable Securities of such Holder that such Holder has requested be registered. If the total amount of Registrable Securities that are to be included by the Company in such registration exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company will include in such registration only the number of securities which in the opinion of such underwriters can be sold, in the following order:

                           (i) first, all securities of the Company to be offered for the account of the Company; and

                           (ii) second, the Registrable Securities, pro rata based on the number of Registrable Securities held by each Holder seeking to have Registrable Securities included in such registration (including any UBS Holders and PPM/ReliaStar Holders seeking to have
                                    Registrable   Securities  included  in  such
                                    registration    pursuant    to   a    Demand
                                    Registration requested under Section 3.2(a) hereof).

         3.3  Obligations of the Company.

                  (a) Whenever required under Section 3.2 hereof to use all commercially reasonable efforts to effect the registration of Registrable Securities, the Company shall:

                           (i) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become and remain (for a period of 90 days after the effective date of such registration statement (unless all securities covered by such registration statement are sooner disposed of)) effective, including, without limitation, filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration statement current; provided, however, that if the Company shall furnish to Holders requesting a Demand Registration pursuant to Section 3.2(a) hereof a certificate signed by the Chairman of the Board or the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed because such registration would require premature disclosure of any acquisition, corporate reorganization, proposed public offering or other material transaction involving the Company and that it is therefore essential to defer taking action with respect to the filing of such registration statement, then the Company may direct that the Demand Registration be delayed for a period not to exceed one hundred eighty (180) days in the aggregate;

                           (ii)     as  expeditiously  as  reasonably  possible,
                                    prepare   and   file   with   the  SEC  such
                                    amendments    and    supplements   to   such
                                    registration  statement  and the  prospectus
                                    used in  connection  with such  registration
                                    statement as may be necessary to comply with
                                    the  provisions of the 1933 Act with respect
                                    to the disposition of all securities covered
                                    by such  registration  statement and to keep
                                    each  registration and  qualification  under
                                    this Agreement  effective (and in compliance
                                    with the 1933 Act) by such actions as may be
                                    necessary or appropriate  for a period of 90
                                    days  after  the  effective   date  of  such
                                    registration     statement    (unless    all
                                    securities   covered  by  such  registration
                                    statement are sooner disposed of), all as requested by such Holder or Holders;

                           (iii) as expeditiously as reasonably possible furnish to the Holders such numbers of
                                    copies   of  a   prospectus,   including   a
                                    preliminary  prospectus,  in conformity with
                                    the  requirements  of the 1933 Act, and such
                                    other   documents  as  they  may  reasonably
                                    request in
                                    order  to  facilitate  the   disposition  of
                                    Registrable Securities owned by them in accordance with the plan of distribution provided for in such registration statement;

                           (iv) as expeditiously as reasonably possible use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such securities or "blue sky" laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation, or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders, then such expenses shall be payable by selling stockholders pro rata, to the extent required by such jurisdiction;

                           (v) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made (each Holder hereby covenanting that, upon receipt of any such notice, it shall forthwith cease using any such prospectus  unless  and until it shall  have
                                    received from the Company a supplement to or
                                    amendment of such  prospectus as hereinafter
                                    referred to in this Section 3.3(a)(v)),  and
                                    at the  request of any such seller or Holder
                                    promptly  prepare to furnish to such  seller
                                    or Holder a reasonable number of copies of a
                                    supplement   to  or  an  amendment  of  such
                                    prospectus  as may be necessary so that,  as
                                    thereafter  delivered to the  purchasers  of
                                    such  securities,  such prospectus shall not
                                    include  an untrue  statement  of a material
                                    fact  or  omit  to  state  a  material  fact
                                    required to be stated  therein or  necessary
                                    to   make   the   statements   therein   not
                                    misleading in the light of the circumstances under which they were made;

                           (vi) otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months but not more than 18 months, beginning with the first full calendar month after the effective date of such
                                    registration   statement,   which   earnings
                                    statement  shall  satisfy the  provisions of
                                    Section  11(a)  of the  1933  Act,  and will
                                    furnish  to  each  such  seller  at  least 2
                                    Business Days prior to the filing  thereof a
                                    copy of any  amendment or supplement to such
                                    registration  statement  or  prospectus  and
                                    shall not file any thereof to which any such
                                    seller  shall  have   reasonably   objected,
                                    except to the extent required by law, on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the 1933 Act or of the rules or regulations thereunder;

                           (vii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                           (viii)   use all commercially  reasonable  efforts to
                                    list all Registrable  Securities  covered by
                                    such    registration    statement   on   any
                                    securities exchange on which any class of Registrable Securities is then listed.

                  (b) The Company will furnish to each Holder on whose behalf Registrable Securities have been registered pursuant to this Agreement a signed counterpart, addressed to such Holder, of (i) an opinion of counsel for the Company dated the effective date of such registration statement, and (ii) a so-called "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, and such opinion of counsel and accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in connection with underwritten public offerings of securities.

                  (c) If the Company at any time proposes to register any of its securities under the 1933 Act subject to the piggyback registration rights of the Holders under Section 3.2(b) hereof or pursuant to a Demand Registration under Section 3.2(a) hereof, and such securities are to be distributed by or through one or more underwriters, then the Company will make reasonable efforts, if requested by any Holder of Registrable Securities who requests registration of Registrable Securities in connection therewith pursuant to Section 3.2 hereof, to arrange for such underwriters to include such Registrable Securities among the securities to be distributed by or through such underwriters.

                  (d) In connection with the preparation and filing of each registration statement registering Registrable Securities under this Agreement, the Company will give the Holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements, as shall be reasonably necessary, in the opinion of such Holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the 1933 Act. Without limiting the foregoing, each registration statement, prospectus, amendment, supplement or any other document filed with respect to a registration under this Agreement shall be subject to review and reasonable approval by the Holders registering Registrable Securities in such registration and by their counsel.

         3.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article 3 that each Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by such Holder, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

         3.5 Expenses of Registration. All expenses incurred in connection with a registration pursuant to Section 3.2 hereof (excluding underwriters' discounts and commissions, which shall be borne by the Holders), including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (which counsel shall be selected by the holders of a majority of the Registrable Securities to be included in such registration) shall be borne by the Company.

         3.6 Underwriting Requirements. In connection with any registration of Registrable Securities under this Agreement, the Holders shall, if requested by the Company or the underwriters for any Registrable Securities included in such registration, enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnification and contribution provided, that no Holder shall be required to make any representations or warranties, or provide any indemnity, with respect to any matter other than (a) such Holder's ownership of his or its Subject Securities to be sold or transferred free and clear of all liens, claims and encumbrances and (b) information regarding such Holder appearing in the registration statement, preliminary or final prospectus or amendments or supplements thereto that has been provided in writing by such Holder. The Holders on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall be also made to and for the benefit of such Holders of Registrable Securities. Such underwriting agreement shall comply with Section 3.7.

         3.7 Indemnification. In the event any Registrable Securities are included in a registration statement pursuant to this Article 3:

                  (a) To the fullest  extent  permitted by law, the Company will indemnify and hold harmless each Holder joining in a registration, any underwriter (as defined in the 1933 Act) for it, and each Person, if any, who controls such Holder or such underwriter within the meaning of the 1933 Act, from and against any losses, claims, damages, expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made or arise out of any violation by the Company of any rule or regulation promulgated under the 1933 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, provided that the indemnity agreement contained in this Section 3.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to anyone for any such loss claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or control person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, underwriter or control person and shall survive the transfer of such securities by such Holder.

                  (b) To the fullest extent permitted by law, each Holder joining in a registration shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the 1933 Act, and each agent and any underwriter for the Company and any Person who controls any such agent or underwriter and each other Holder and any Person who controls such Holder (within the meaning of the 1933 Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, control person, agent, underwriter or other Holder may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon an untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder with respect to such Holder expressly for use in connection with such registration, and such Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, control person, agent, underwriter or other Holder in connection with investigating or defending any such loss, claim, damage, liability or action, provided that the indemnity obligation of each such Holder hereunder shall be limited to and shall not exceed the proceeds actually received by such Holder upon a sale of Registrable Securities pursuant to a registration statement hereunder, and provided, further that the indemnity agreement contained in this Section 3.7(b) shall not apply to amounts paid in settlements effected without the consent of such Holder (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, Holder, underwriter or control person and shall survive the transfer of such securities by such Holder.

                  (c) Any Person seeking indemnification under this Section 3.7 will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, but the failure to give such notice will not affect the right to indemnification hereunder (except to the extent the indemnifying party is prejudiced by such failure), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party, and other indemnifying parties similarly situated, jointly to assume the defense of such claim with counsel reasonably satisfactory to the parties. In the event that the indemnifying parties cannot mutually agree as to the selection of counsel, each indemnifying party may retain separate counsel to act on its behalf and at its expense. The indemnified party shall in all events be entitled to participate in such defense at its expense through its own counsel. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel.

                  (d) If for any reason the foregoing indemnification is unavailable to any party or insufficient to hold it harmless as and to the extent contemplated by the preceding paragraphs of this Section 3.7, then each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage expense or liability in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the applicable indemnified party, as the case may be, on the other hand, and also the relative fault of the Company and any applicable indemnified party, as the case may be, as well as any other relevant equitable considerations.

         3.8 Rule 144. With a view to making available to the Holders and their transferees the benefits of Rule 144 and Rule 144A under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use all commercially reasonable efforts to take all action that may be required as a condition to the availability after a Public Offering of Rule 144, Rule 144A or such other rules or regulations, including without limitation to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to 90 days after the effective date of the first registration statement covering an underwritten public offering filed by the Company;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act (including, without limitation, under Section 13 or Section 15 of the 1934 Act); and

                  (c) furnish to any Holder forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of said first registration statement filed by the Company), and of the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

         3.9 Market Stand-Off Agreement. Each Stockholder agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company at the time held by such Stockholder (other than securities included in the applicable registration statement or shares purchased in the public market after the effective date of registration) or any interest or future interest therein during the 15-day period prior to and such period (not to exceed 180 days) as is mutually acceptable to a majority in interest of Stockholders and the underwriter following the effective date of the registration statement of the Company filed under the 1933 Act which includes securities of the Company to be sold to the public in an underwritten offer.

                                    ARTICLE 4

                     Certain Miscellaneous Other Provisions

         4.1 Remedies. The parties to this Agreement acknowledge and agree that the covenants of the Company and the Stockholders set forth in this Agreement may be enforced in equity by a decree requiring specific performance. Without limiting the foregoing, if any dispute arises concerning the sale or other disposition of any of the securities of the Company subject to this Agreement or concerning any other provisions hereof or the obligations of the parties hereunder, the parties to this Agreement agree that an injunction may be issued in connection therewith. Such remedies shall be cumulative and non-exclusive and shall be in addition to any other rights and remedies the parties may have under this Agreement or otherwise.

         4.2  Entire Agreement; Amendment; Termination.

                  (a) This Agreement sets forth the entire understanding of the parties, amends in part and restates in its entirety the Stockholders Agreement, dated as of November 26, 1997, among the Company, the JWC Holders, the Management Holders and the Other Holders party thereto, and supersedes all other agreements and all other arrangements and communications, whether oral or written, with respect to the subject matter hereof.

                  (b) The Schedule of Stockholders may be amended in writing by the Company to reflect changes in the composition of the Stockholders and changes in their addresses or telecopy numbers that may occur from time to time as a result of Permitted Transfers, Transfers permitted under Article 2 hereof or issuances contemplated by Section 4.12. Amendments to the Schedule of Stockholders reflecting Permitted Transfers, Transfers permitted under Article 2 hereof or issuances contemplated by Section 4.12 shall become effective when the amended Schedule of Stockholders, and a copy of this Agreement as executed by any new transferee or other new party hereto in accordance with Section 4.12, are filed with the Company. Upon written request of any Stockholder, the Company will promptly provide to such Stockholder a copy of the Schedule of Stockholders as in effect at the date of such request therefor.

                  (c) Any other amendment to this Agreement shall be in writing and shall require the written consent of (i) the Company, (ii) either the JWC Representative or the holders of a majority of Common Stock Equivalents at the time held by the JWC Holders, (iii) if adverse to the interests of the Stockholder Group comprised of the Other Holders, (A) the holders of a majority of the Common Stock Equivalents at the time held by the Other Holders, (B) the holders of a majority of the Common Stock Equivalents at the time held by the UBS Holders, and (C) the holders of a majority of the Common Stock Equivalents at the time held by the PPM/ReliaStar Holders, and (iv) if adverse to the interests of a particular Stockholder or any Stockholder Group (other than the Stockholder Group comprised of the Other Holders), that Stockholder or the holders of a majority of the Common Stock Equivalents at the time held by that Stockholder Group, as the case may be.

                  (d) Notwithstanding the foregoing provisions of this Section 4.2, this Agreement may be terminated at any time upon the written consent of
(i) the Company and (ii) the holders of a majority of the Common Stock Equivalents at the time held by the Management Holders, the Other Holders, the UBS Holders, the PPM/ReliaStar Holders and the JWC Holders (or the JWC Representative), each voting separately as a group; provided that the provisions of Sections 3.7 and 4.20 shall survive any termination of this Agreement.

         4.3 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted.

         4.4 Notices. All notices, consents and other communications required, or contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein or, in the absence of such specification, shall be deemed to have been duly given (i) three (3) Business Days after mailing by first class certified mail, postage prepaid, (ii) when delivered by hand, (iii) upon confirmation of receipt by telecopy, or (iv) one day after sending by overnight delivery service, to the respective addresses of the parties set forth below:

                  For notices and communications to the Company:

                           c/o J.W. Childs Associates, L.P.
                           One Federal Street
                           Boston, MA 02110
                           Attention:  John W. Childs
                           Telecopy:  617-753-1101

                           with a copy to:

                           Desa International, Inc.
                           2701 Industrial Drive
                           Bowling Green, KY  42102
                           Attention:  President
                           Telecopy:  502-781-9807

                  For notices and  communications  to the  Stockholders,  to the
                  respective   addresses   set   forth   in  the   Schedule   of
                  Stockholders.

                  With a copy in the case of the JWC Holders to:

                           Sullivan & Worcester LLP
                           One Post Office Square
                           Boston, MA  02109
                           Attention: Christopher Cabot, Esq.
                           Telecopy:  617-338-2880

By notice complying with the foregoing provisions of this Section 4.4, each party shall have the right to change the mailing address or telecopy number for future notices and communications to such party.

         4.5 Binding Effect; Assignment. This Agreement shall binding upon and inure to the benefit of the parties hereto and to their respective transferees, successors, assigns, heirs and administrators, provided that the rights under this Agreement may not be assigned except as expressly provided herein. No such assignment shall relieve an assignor of its obligations hereunder.

         4.6 Termination. Without affecting any other provision of this Agreement requiring termination of any rights in favor of any Stockholder, Permitted Transferee or any other transferee of Subject Securities, the provisions of Articles 2 and 3 (other than Section 3.7, which in any event shall survive any termination of this Agreement or the termination of this Agreement as to any Stockholder, Permitted Transferee or other transferee when such Stockholder, Permitted Transferee or other transferee no longer owns any Subject Securities) and Sections 4.17, 4.18 and 4.19 of this Agreement shall terminate as to such Stockholder, Permitted Transferee or other transferee, when, pursuant to and in accordance with this Agreement, such Stockholder, Permitted Transferee or other transferee, as the case may be, no longer owns any Subject Securities.

         4.7 Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Common Stock Equivalents and to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Common Stock Equivalents, by reason of a stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any such events, amounts hereunder shall be appropriately adjusted.

         4.8  JWC Representative.

                  (a) Each JWC Holder hereby designates and appoints (and each Permitted Transferee of each such JWC Holder shall be deemed to have so designated and appointed) John W. Childs and Adam L. Suttin, and each of them acting singly, with full power of substitution (the "JWC Representative"), the representative of each such Person to perform all such acts as are required, authorized or contemplated by this Agreement to be performed by any such Person and hereby acknowledges that the JWC Representative shall be the only Person authorized to take any action so required, authorized or contemplated by this Agreement by each such Person. Each such Person further acknowledges that the foregoing appointment and designation shall be deemed to be coupled with an interest and shall survive the death or incapacity of such Person. Each such Person hereby authorizes (and each Permitted Transferee shall be deemed to have authorized) the other parties hereto to disregard any notice or other action taken by such Person pursuant to this Agreement except for the JWC Representative. The other parties hereto are and will be entitled to rely on any action so taken or any notice given by the JWC Representative and are and will be entitled and authorized to give notices only to the JWC Representative for any notice contemplated by this Agreement to be given to any such Person. A successor to the JWC Representative may be chosen by the holders of a majority of the Common Stock Equivalents at the time held by the JWC Holders, provided that written notice thereof is given by the successor JWC Representative to the Company, the Other Holders, the Management Holders and the other JWC Holders.

                  (b) Each of the JWC Holders agrees to be bound by all of the provisions of paragraph 3.07 of the First Amended and Restated Agreement of Limited Partnership of J.W. Childs Equity Partners, L.P. dated as of December 20, 1995 (the "JWC Equity Partners Agreement") including without limitation, the provisions of paragraph 3.07(b) thereof, and further agrees to be bound by the confidentiality provisions set forth in paragraph 14.08 of the JWC Equity Partners Agreement as if such JWC Holder were a limited partner under the JWC Equity Partners Agreement.

         4.9 Action Necessary to Effectuate the Agreement. The parties hereto agree to take or cause to be taken all such corporate and other action as may be necessary to effect the intent and purposes of this Agreement.

         4.10 Purchase for Investment; Legend on Certificate. Each Stockholder acknowledges that all of the securities of the Company held by such Stockholder are being (or have been) acquired for investment and not with a view to the distribution thereof and that no transfer, hypothecation or assignment of any such securities (including the Common Stock for which such securities may be exercisable or exchangeable or into which such securities may be convertible) may be made except in compliance with applicable federal and state securities laws. All the certificates or other instruments representing any of such securities (including the Common Stock for which such securities may be exercisable or exchangeable or into which such securities may be convertible) which are now or hereafter held by any Stockholder shall be subject to the terms of this Agreement and shall have endorsed in writing, stamped or printed, thereon either of the following legends:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF OCTOBER 9, 1998, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH AND AVAILABLE FROM THE SECRETARY OF THE COMPANY."

or

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS REGARDING THE VOTING OF SUCH SECURITIES AND CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF OCTOBER 9, 1998, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES."

         4.11 Effectiveness of Transfers. Any Subject Securities transferred by a Stockholder (other than pursuant to an effective registration statement under the 1933 Act or a Rule 144 Transaction) shall be held by the transferee thereof pursuant to this Agreement. Such transferee shall, except as otherwise expressly stated herein, have all the rights and be subject to all of the obligations of a Stockholder under this Agreement automatically and without requiring any further act by such transferee or by any parties to this Agreement. Without affecting the preceding sentence, if such transferee is not a Stockholder on the dates of such transfer, then such transferee, as a condition to such transfer, shall confirm such transferee's obligations hereunder in accordance with Section 4.12 hereof. No Subject Securities shall be transferred on the Company's books and records, and no transfer of thereof shall be otherwise effective, unless any such transfer is made in accordance with the terms and conditions of this Agreement, and the Company is hereby authorized by all of the Stockholders to enter appropriate stop transfer notations on its transfer records to give effect to this Agreement.

         4.12 Additional Stockholders. Any Person acquiring any Subject Securities (except for any acquisition thereof (a) in an offering registered under the 1933 Act or (b) in a Rule 144 Transaction) shall on or before the transfer or issuance to it of such Subject Securities, sign a counterpart signature page hereto in form reasonably satisfactory to the Company and the JWC Representative and shall thereby become a party to this Agreement; provided that a transferee which is a pledgee and within the definition of a Permitted Transferee shall not be obligated so to agree until foreclosure on its pledge. The Company shall require each Person acquiring any restricted stock under a restricted stock plan or an option, warrant or other right to purchase shares of Common Stock under any option or other equity participation plan to execute a counterpart signature page hereto as a JWC Holder, a Management Holder or Other Holder, as may be appropriate.

         4.13 No Waiver. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy conferred by this Agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies. No single or partial exercise of any rights, powers or remedies conferred by this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

         4.14 Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

         4.15 Headings, etc. All headings and captions in this Agreement are for purposes of references only and shall not be construed to limit or affect the substance of this Agreement. Words used in this Agreement, regardless of the gender and number used, will be deemed and construed to include any other gender, masculine, feminine, or neuter, and any other number, singular or plural, as the context requires. As used in this Agreement, the words "including", "includes" and "included" are not limiting, and the word "or" is not exclusive. The words "this Agreement", "hereto", "herein", "hereunder", "hereof", and words or phrases of similar import refer to this Agreement as a whole, together with any and all Schedules and Exhibits hereto, and not to any particular article, section, subsection, paragraph, clause or other portion of this Agreement.

         4.16 Governing Law. This Agreement shall be construed under and governed by the substantive and procedural laws of the State of Delaware applicable to a contract executed in and wholly performed within Delaware.

         4.17 Preemptive Right Provisions. The Company hereby agrees, so long as both (i) the Preemptive Stockholders hold any Common Stock Equivalents, and (ii) a Public Offering shall not have occurred, as follows:

                  (a) Preemptive Rights. Except as otherwise provided in Section 4.17(b) hereof, if the Company proposes to issue or sell in an offering any shares of its capital stock or any security convertible into, exchangeable or exercisable for or having rights to purchase any shares of capital stock of the Company (the "Company Securities") to any person, the Company shall deliver to the Preemptive Stockholders at the time holding any Subject Securities at least 20 days' prior written notice in respect of such proposed offering (the "Preemptive Rights Notice") stating its desire to issue or sell such Company Securities. The Preemptive Rights Notice must specify the class of and the amount of such Company Securities that the Company desires so to issue or sell in such proposed offering and the price, payment terms and other material terms and conditions at and on which it is willing to sell such Company Securities and the material terms, provisions and conditions of such Company Securities. Within 10 days after the Company's delivery of a Preemptive Rights Notice in respect of a proposed offering (the "Election Period"), each Preemptive Stockholder at the time holding any Subject Securities shall have the right to elect to purchase, at the designated offering price and on other terms and conditions specified in the Preemptive Rights Notice, and in the priority and amounts specified below in this Section 4.17(a), such Company Securities as follows:

                           (i) First, solely in the case of Company Securities which are not Junior Securities (as hereinafter defined), so long as any PPM/ReliaStar Holder shall hold any of the Preferred Securities (such a holder being hereinafter sometimes referred to as a "PPM/ReliaStar Preferred Holder"), such PPM/ReliaStar Preferred Holder shall have the right to acquire up to its pro rata portion of such Company Securities (based on the respective holdings of Preferred Securities, at the time of the Preemptive Rights Notice, of each PPM/ReliaStar Preferred Holder electing to exercise its preemptive rights under this Section
                                    4.17(a)(i)   in  respect  of  such   Company
                                    Securities);  provided that, notwithstanding
                                    anything to the contrary  contained  herein,
                                    if the  PPM/ReliaStar  Preferred  Holders do
                                    not exercise  their  preemptive  rights with
                                    respect  to all of such  Company  Securities
                                    pursuant to this  Section  4.17(a)(i),  then
                                    this Section 4.17(a)(i) shall cease to apply
                                    to   such   Company   Securities   and   the
                                    PPM/ReliaStar Preferred Holders shall not be entitled to acquire any of such Company Securities (other than in their respective capacities as a Stockholder pursuant to
                                    Section 4.17(a)(ii) hereof); and

                           (ii)     Second,  in the case of  Company  Securities
                                    (A) which are Junior Securities or (B) in respect of which Section 4.17(a)(i) hereof shall cease to apply pursuant to the proviso contained in said

                                    Section    4.17(a)(i),    each    Preemptive
                                    Stockholder  shall have the right to acquire
                                    up to that number of such Company Securities
                                    so  that,   after  giving   effect  to  such
                                    purchase,  such Preemptive Stockholder shall
                                    continue to maintain in the  aggregate  his,
                                    her or its same  proportionate  ownership of
                                    Common Stock  Equivalents  of the Company as
                                    of the date of the Preemptive Rights Notice.
                                    For purposes of determining the ownership of
                                    Common Stock  Equivalents  of the Company as
                                    of the date of the Preemptive  Rights Notice
                                    under the  preceding  sentence,  each holder
                                    (including   but   not   limited   to   each
                                    Stockholder) of Vested Options shall be treated as though he, she or it had fully converted, exchanged or exercised all Vested Options at the time held by him, her or it at the then existing conversion, exchange or exercise price or ratio.

Each Preemptive Stockholder at the time holding any Subject Securities may exercise his, her or its rights under this Section 4.17(a) solely by delivering a notice to the Company during the Election Period. Should such Preemptive Stockholder elect to purchase any such Company Securities pursuant to this
Section 4.17(a), such Preemptive Stockholder shall purchase such Company Securities at the closing and on the closing date set forth in the Preemptive Rights Notice. The provisions of this Section 4.17(a) shall apply similarly to successive proposed offerings by the Company of Company Securities.

                  (b) Exclusions. The provisions of Section 4.17(a) hereof shall not apply to the issuance or sale of (i) Junior Securities issued or issuable to officers, directors or employees of the Company or any subsidiary of the Company who are not affiliated with J.W. Childs Associates, L.P., (ii) shares of capital stock of the Company Securities issued or issuable upon the exercise, exchange or conversion of any Company Security or other securities, options, warrants and other rights issued by the Company and outstanding as of the date hereof, after giving effect to the closing of certain transactions that are closing concurrently with the issuance of the Subject Securities pursuant to this Agreement, (iii) Company Securities issued or issuable in connection with any pro rata stock split, stock dividend or recapitalization by or reorganization of the Company, (iv) Company Securities issued or issuable as a pro rata dividend on the Common Stock, (v) Company Securities issued or issuable by the Company in connection with and as consideration for the acquisition of another business or entity by the Company or any of its subsidiaries, (vi) shares of Series C Preferred Stock issued or issuable as a pro rata dividend on the Series C Preferred Stock and (vii) Company Securities issued or issuable to any person or entity who (A) is neither an Affiliate of JWC Equity Partners nor a financial buyer and (B) is either (I) directly or indirectly through its subsidiaries a significant actual or prospective supplier of goods to or customer of the Company or any of its subsidiaries, to whom such Company Securities are issued or issuable for the purpose of establishing or enhancing the business relationship between such supplier or customer and the Company and its subsidiaries or (II) engaged in, and having a principal business unit engaged in, manufacturing or marketing tools, specialty tools, decorative, indoor, outdoor or other heating products, lighting products, security products, home improvement or decorative products or other accessories or products for the home.

                  (c) For purposes of this Section 4.17, the term "Junior Security" shall mean (i) any shares of the Voting Common Stock and the Nonvoting Common Stock of the Company and any other class or series of stock of the Company which, by the terms of the Certificate of Incorporation of the Company or of the instrument by which the Board of Directors of the Company, acting pursuant to authority granted in such Certificate of Incorporation, shall fix the relative rights, preferences and limitations thereof, shall be junior to the Series C Preferred Stock in respect of the right to receive dividends or to participate in any distribution of assets (including but not limited to any distribution of assets in connection with the liquidation of the Company) other than by way of dividends, and (ii) any options or warrants or similar securities or rights to acquire from the Company any securities described in clause (i) of this definition.

         4.18 Transactions with Affiliates. Other than the Management Agreement and other agreements entered into on or prior to the date hereof and arms-length agreements entered into in the ordinary course of business after the date hereof on terms no less favorable to the Company than would be available in agreements entered into with Persons who are not Affiliates of JWC Equity Partners, the Company shall not enter into any transaction with any Affiliate of JWC Equity Partners without the consent of the holders of a majority of the Common Stock Equivalents at the time held in the aggregate by the Management Holders and the Other Holders, unless such transaction shall (a) have been approved by a majority of the directors of the Company who are not affiliated or associated with JWC Equity Partners and (b) be on terms no less favorable to the Company than would be available in agreements entered into with Persons who are not Affiliates of JWC Equity Partners.

         4.19 Certain Covenants of the Company. The Company hereby agrees, for the benefit of the UBS Holders, the HMTF Holders and the PPM/ReliaStar Holders for so long as the Public Float Date shall not have occurred, the Company will comply with and will cause its subsidiaries to comply with the following covenants:

                  (a) Annual Statements. As soon as available and in any event within 90 days after the close of each fiscal year of the Company ending after the date of this Agreement, the Company will deliver to each of UBS Capital, HMTF Inc., PPM America, Inc. and ReliaStar Financial Corp. a balance sheet of the Company and its subsidiaries and statements of income and of cash flows of the Company and its subsidiaries, audited by any "big six" independent public accounting firm selected by the Company (or other independent public accounting firm selected by the Company and reasonably acceptable to the UBS Holders and the HMTF Holders), showing the financial position of the Company and its subsidiaries as of the close of such fiscal year and the results of the operations of the Company and its subsidiaries during such fiscal year, all on a consolidated basis. Each of the financial statements delivered pursuant to this
Section 4.19(a) will be accompanied by a report, without material qualification, of such accounting firm to the effect that such financial statements have been prepared, except as may be otherwise noted therein, in accordance with generally accepted accounting principles consistently applied.

                  (b) Monthly Statements. Within 30 days after the end of each of the first eleven months in each fiscal year of the Company, the Company will deliver to each of UBS Capital, HMTF Inc., PPM America, Inc. and ReliaStar Financial Corp. a consolidated unaudited balance sheet of the Company and its subsidiaries and statements of income and of cash flows of the Company and its subsidiaries as of the end of each such month, all on a consolidated basis, with
(i) a comparison of such month's results to the budgeted results for such month and to the corresponding month of the prior fiscal year and, (ii) a comparison of the results for the period from the beginning of the then current fiscal year to the end of such month to the budgeted results for such period and to the corresponding period of the prior fiscal year, certified by the chief financial officer of the Company to be true and correct in all material respects and to have been prepared, except as may be otherwise noted therein, in accordance with generally accepted accounting principles consistently applied, subject to normal year-end adjustments and the addition of footnotes.

                  (c) Other Financial Information. The Company will deliver to each of UBS Capital, HMTF Inc., PPM America, Inc. and ReliaStar Financial Corp., within 90 days after the commencement of each fiscal year, projected monthly balance sheets and statements of income for such fiscal year prepared by management of the Company.

                  (d) Notice of Litigation, Defaults, Etc. The Company will promptly give notice to each of UBS Capital, HMTF Inc., PPM America, Inc. and ReliaStar Financial Corp. of any litigation or administrative proceeding to which the Company or any of its subsidiaries may hereafter become a party which has or, in the good faith business judgment of senior management of the Company, is reasonably likely to have a material adverse effect on the business, assets or financial condition of the Company and its subsidiaries, taken as a whole. Promptly upon any executive officer of the Company obtaining knowledge of any default with respect to indebtedness for borrowed money involving in excess of $25,000,000 in principal amount, the Company will furnish a notice to each of UBS Capital, HMTF Inc., PPM America, Inc. and ReliaStar Financial Corp. specifying the nature and period of existence and the action the Company or any of its subsidiaries has taken, is taking or proposes to take with respect thereto. Promptly after the receipt thereof, the Company will provide each of UBS Capital, HMTF Inc., PPM America, Inc. and ReliaStar Financial Corp. copies of any reports as to adequacies in accounting controls submitted by independent accountants with respect to the Company and its subsidiaries.

                  (e) Other Information. From time to time upon the written request of UBS Capital, HMTF Inc., PPM America, Inc. or ReliaStar Financial Corp., the Company will furnish such information regarding the business, affairs, prospects and financial condition of the Company and its subsidiaries as the representatives of any UBS Holder or HMTF Holder or PPM/ReliaStar Holder may reasonably request; provided that, upon the request and as a condition to the delivery of such information, each of the UBS Holders, HMTF Holders and the PPM/ReliaStar Holders who is to receive such information shall execute and deliver a confidentiality and nondisclosure agreement in form and substance reasonably satisfactory to the Company. Each such representative shall have the right during normal business hours to examine the financial books and records, and the certificate of incorporation, bylaws, minutes of meetings of stockholders, boards of directors and committees thereof, stockholders records and similar corporate records, of the Company and its subsidiaries and to make copies, notes and abstracts therefrom, all at such reasonable times and intervals as such UBS Holder or HMTF Holder or PPM/ReliaStar Holder may reasonably request.

         4.20   Confidentiality Covenant.

                  (a) Each of the UBS Holders, the HMTF Holders and the PPM/ReliaStar Holders agrees to keep confidential any information or materials provided by or on behalf of the Company hereunder, except (i) as may be otherwise required by law and (ii) such information and materials as (A) are or become generally available to the public other than as a result of a disclosure in violation of this Agreement, (B) was independently acquired or developed by such Stockholder without violating any of its obligations under this Agreement, or (C) becomes available to such Stockholder on a nonconfidential basis from a person who is not and was not to such Stockholder's knowledge bound by a confidentiality obligation to the Company, or is not and was not otherwise prohibited from transmitting such information or materials to such Stockholder. Notwithstanding the foregoing, each of the UBS Holders, the HMTF Holders and the PPM/ReliaStar Holders shall have the right to disclose such information or materials to any prospective purchaser of securities of the Company owned by such Stockholder, provided that such prospective purchaser shall have executed and delivered a confidentiality and nondisclosure agreement in form and substance reasonably satisfactory to the Company.

                  (b) Each of the UBS Holders, HMTF Holders and the PPM/ReliaStar Holders acknowledges that securities laws prohibit any person who has received material non-public information regarding the Company or its subsidiaries from purchasing or selling securities of the Company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Each of the UBS Holders, HMTF Holders and the PPM/ReliaStar Holders agrees that it will not, at any time that it has received material non-public information regarding the Company or its subsidiaries, purchase or sell securities of the Company in violation of such securities laws or communicate such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities in violation of such securities laws.

         4.21 Restatement of Stockholders Agreement. This Agreement amends in part and restates in its entirety the Stockholders Agreement, dated as of November 26, 1997, among the Company, the JWC Holders, the Management Holders and the Other Holders party thereto.

                         [Signatures on Following Pages]

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                  THE COMPANY:

                                  DESA HOLDINGS CORPORATION


                                  By:/s/____________________________
                                        Name:
                                        Title:

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                  THE MANAGEMENT HOLDERS:

                                  /s/ Robert H. Elman
                                  Robert H. Elman

                                  /s/ Terry G. Scariot
                                  Terry G. Scariot

                                  /s/ John M. Kelly
                                  John M. Kelly

                                  /s/ Blaine Chickering
                                  Blaine Chickering

                                  /s/ Donald W. Denton
                                  Donald W. Denton

                                  /s/ Jake Miller
                                  Jake Miller

                                  /s/ Scott M. Nehm
                                  Scott M. Nehm

                                  /s/ Edward G. Patrick
                                  Edward G. Patrick

                                  /s/ Jeffrey Polofsky
                                  Jeffrey Polofsky

                                  /s/ Ralph Pratt
                                  Ralph Pratt

                                  /s/ Douglas D. Rohrer
                                  Douglas D. Rohrer

                                  /s/ Sue Walker
                                  Sue Walker

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                  THE MANAGEMENT HOLDERS, continued:

                                  /s/ David Keown
                                  David Keown

                                  /s/ George Johnson
                                  George Johnson

                                  /s/ Greg Becker
                                  Greg Becker

                                  /s/ Dennis Cornett
                                  Dennis Cornett

                                  /s/ Boyd Jeffries
                                  Boyd Jeffries

                                  /s/ Joe Lee
                                  Joe Lee

                                  /s/ Steve Marcum
                                  Steve Marcum

                                  /s/ Marilyn Parrigin
                                  Marilyn Parrigin

                                  /s/ Gary Sanders
                                  Gary Sanders

                                  /s/ Scott Slater
                                  Scott Slater

                                  /s/ John Barrett
                                  John Barrett

                                  /s/ Doug Smith
                                  Doug Smith

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                  THE MANAGEMENT HOLDERS, continued:

                                  /s/ Dan Waters
                                  Dan Waters

                                  /s/ Richard Willey
                                  Richard Willey

                                  /s/ Doug Green
                                  Doug Green

                                  /s/ Mike Head
                                  Mike Head

                                  /s/ Marty Mozingo
                                  Marty Mozingo

                                  /s/ Nick Noble
                                  Nick Noble

                                  /s/ Sarah Perry
                                  Sarah Perry

                                  /s/ Ivan Shelburne
                                  Ivan Shelburne

                                  /s/ Kirk Weber
                                  Kirk Weber

                                  /s/ Tony James
                                  Tony James

                                  /s/ Steve Manning
                                  Steve Manning

                                  /s/ John Thomas
                                  John Thomas

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                  THE MANAGEMENT HOLDERS, continued:

                                  /s/ Emmet Roche
                                  Emmet Roche

                                  /s/ Brad Jensen
                                  Brad Jensen

                                  /s/ Gary McGriff
                                  Gary McGriff

                                  /s/ Wai Shing Ko
                                  Wai Shing Ko

                                  /s/ Thomas Harris
                                  Thomas Harris

                                  /s/ Joseph Bulhoes
                                  Joseph Bulhoes

                                  /s/ Mark J. Elman
                                  Mark J. Elman

                                  /s/ Valerie N. Elman
                                  Valerie N. Elman

                                  /s/ Wendy J. Elman
                                  Wendy J. Elman

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                           THE JWC HOLDERS:


                                           /s/ John W. Childs
                                           John W. Childs

/s/ Jerry D. Horn                          /s/ Steven G. Segal
Jerry D. Horn                              Steven G. Segal

/s/ Raymond B. Rudy                        /s/ Lambros J. Lambros
Raymond B. Rudy                            Lambros J. Lambros

/s/ Adam L. Suttin                         /s/ Glenn A. Hopkins
Adam L. Suttin                             Glenn A. Hopkins


         By executing above, each of the foregoing JWC Holders acknowledges that, pursuant to Section 4.8 of this Amended and Restated Stockholders Agreement, each of the foregoing JWC Holders has designated and appointed John
W. Childs and Adam L. Suttin, and each of them acting singly, as its representative to perform all acts as are required, authorized or contemplated by this Amended and Restated Stockholders Agreement.

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                            THE JWC HOLDERS, continued:


/s/ Richard S. Childs                       /s/ James E. Childs
Richard S. Childs                           James E. Childs

/s/ Edward D. Yun                           /s/ Dana L. Schmaltz
Edward D. Yun                               Dana L. Schmaltz

STEVEN G. SEGAL 1995                        SGS-III FAMILY LIMITED PARTNERSHIP
IRREVOCABLE TRUST

By:/s/_____________________                 By:/s/______________________
    Title:                                        Title:

SUTTIN FAMILY TRUST                         SGS 1995 FAMILY
                                            LIMITED PARTNERSHIP

By:/s/_____________________                 By:/s/_____________________
       Title:                                      Title:


         By executing above, each of the foregoing JWC Holders acknowledges that, pursuant to Section 4.8 of this Amended and Restated Stockholders Agreement, each of the foregoing JWC Holders has designated and appointed John
W. Childs and Adam L. Suttin, and each of them acting singly, as its representative to perform all acts as are required, authorized or contemplated by this Amended and Restated Stockholders Agreement.

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                                 THE JWC HOLDERS, continued:

OFS INVESTMENT PARTNERS                          BOCK FAMILY TRUST


By:/s/_________________________                  By:/s/________________________
         Title:                                         Title:


/s/James T. McKitrick                            /s/G. Dean Longnecker
James T. McKitrick                               G. Dean Longnecker



         By executing above, each of the foregoing JWC Holders acknowledges that, pursuant to Section 4.8 of this Amended and Restated Stockholders Agreement, each of the foregoing JWC Holders has designated and appointed John
W. Childs and Adam L. Suttin, and each of them acting singly, as its representative to perform all acts as are required, authorized or contemplated by this Amended and Restated Stockholders Agreement.

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                  THE JWC HOLDERS, continued:

                                  J.W. CHILDS EQUITY PARTNERS, L.P.

                                  By: J.W. Childs Advisors, L.P.,
                                         its General Partner

                                  By: J.W. Childs Associates, L.P.,
                                         its General Partner

                                  By: J.W. Childs Associates, Inc.,
                                         its General Partner


                                  By:/s/____________________________
                                         Title:

                                  JWC EQUITY FUNDING, INC.


                                  By:/s/____________________________
                                         Name:
                                         Title:




         By executing above, each of the foregoing JWC Holders acknowledges that, pursuant to Section 4.8 of this Amended and Restated Stockholders Agreement, each of the foregoing JWC Holders has designated and appointed John
W. Childs and Adam L. Suttin, and each of them acting singly, as its representative to perform all acts as are required, authorized or contemplated by this Amended and Restated Stockholders Agreement.

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                   THE JWC HOLDERS, continued:


                                   /s/Mario E. Soussou
                                   Mario E. Soussou









         By executing above, each of the foregoing JWC Holders acknowledges that, pursuant to Section 4.8 of this Amended and Restated Stockholders Agreement, each of the foregoing JWC Holders has designated and appointed John
W. Childs and Adam L. Suttin, and each of them acting singly, as its representative to perform all acts as are required, authorized or contemplated by this Amended and Restated Stockholders Agreement.

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                  THE JWC HOLDERS, continued:

                                  ISABELLE M. SOUSSOU TRUST

                                  By:/s/Mario E. Soussou
                                       Mario E. Soussou, Trustee


                                  MARIELLA Z. SOUSSOU TRUST

                                  By:/s/Mario E. Soussou
                                       Mario E. Soussou, Trustee








         By executing above, each of the foregoing JWC Holders acknowledges that, pursuant to Section 4.8 of this Amended and Restated Stockholders Agreement, each of the foregoing JWC Holders has designated and appointed John
W. Childs and Adam L. Suttin, and each of them acting singly, as its representative to perform all acts as are required, authorized or contemplated by this Amended and Restated Stockholders Agreement.

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                  THE OTHER HOLDERS:

                                  THE UBS HOLDERS:

                                  UBS Capital LLC

                                  By:/s/_________________________
                                        Title:

                                  By:/s/_________________________
                                        Title:

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                  THE OTHER HOLDERS, continued:

                                  THE HMTF HOLDERS:

                                  CCC/OMNI INVESTMENT
                                  PARTNERS, L.P.

                                  By:/s/________________________
                                        Title:

                                  JDF FAMILY TRUST

                                  By:/s/________________________
                                        Title:

                                  /s/Thomas O. Hicks
                                  Thomas O. Hicks

                                  HICKS, MUSE, TATE & FURST EQUITY
                                  FUND II, L.P.

                                  By:  HM2/GP PARTNERS, L.P., its
                                         general partner

                                  By:  HICKS, MUSE GP PARTNERS, L.P.,
                                         its general partner

                                  By:  HICKS MUSE FUND II,
                                         INCORPORATED, its
                                         general partner

                                  By:/s/________________________
                                        Title:

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                  THE OTHER HOLDERS, continued:

                                  THE HMTF HOLDERS, continued:

                                  /s/James N. Mills
                                  James N. Mills

                                  /s/John R. Muse
                                  John R. Muse

                                  MUSE CHILDREN GS TRUST

                                  By:/s/_________________________
                                        Title:

                                  /s/Charles W. Tate
                                  Charles W. Tate


                                  /s/Michael D. Salim
                                  Michael D. Salim

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                  THE OTHER HOLDERS, continued:

                                  THE HMTF HOLDERS, continued:

                            Desa Holdings Corporation
                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                  THE OTHER HOLDERS, continued:

                                  THE PPM/RELIASTAR HOLDERS:


                                  JACKSON NATIONAL LIFE INSURANCE
                                  COMPANY

                                  By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

                                  By:/s/______________________________
                                        Title:

                                  OLD HICKORY FUND I, LLC

                                  By: PPM America, Inc., its manager

                                  By:/s/______________________________
                                        Title:

                                  RELIASTAR FINANCIAL CORP.

                                  By:/s/________________________
                                        Title:

                            Desa Holdings Corporation

                   Amended and Restated Stockholders Agreement

                           Counterpart Signature Page

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first set forth above.

                                  THE OTHER HOLDERS, continued:

                                  CERTAIN OTHER OTHER HOLDERS:

                                  BT INVESTMENT PARTNERS, INC.


                                  By:/s/_________________________
                                        Name:
                                        Title:

                                                                     EXHIBIT A


                            SCHEDULE OF STOCKHOLDERS
                              As of October 9, 1998

                    [Schedule of stockholders has not been
                    included and is available upon request]

                                                                       EXHIBIT B


                       SCHEDULE OF PREEMPTIVE STOCKHOLDERS

                    [Schedule of preemptive stockholders has not been included and is available upon request]